UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2003

Reading International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-8625 (Commission File Number)	95-3885184 (IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California (Address of Principal Executive Offices)	90071 (Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 12. Regulation FD Disclosure
SIGNATURES
EX-99.1

Item 7. Financial Statements and Exhibits.

          (c) The following exhibits are included with this report:

          99.1. Reading International, Inc. earnings press release dated November 12, 2003

Item 12. Regulation FD Disclosure.

          On November 12, 2003, Reading International, Inc. issued a press release announcing its consolidated financial results for its third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The press release is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: November 12, 2003	By:	/s/ Andrzej Matyczynski

	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer